EXHIBIT 99.2

HOME PROPERTIES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
SECOND QUARTER 2009

SECOND QUARTER 2009						2Q '09 versus 2Q '08
						% Growth
	# of	Date	2Q '09	2Q '09	2Q '08	Rental	Total	Total	Total	2Q '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,080	93.4%	93.4%	2.4%	0.8%	1.8%	0.2%
Canterbury Apartments	618	7/16/1999	$940	94.4%	93.1%	0.8%	0.0%	1.9%	-1.1%
Country Village	344	4/30/1998	$892	96.5%	96.3%	-0.2%	-2.6%	5.3%	-7.7%
Dunfield Townhomes	312	11/1/2007	$1,079	96.4%	93.2%	2.5%	7.7%	1.0%	11.5%
Falcon Crest	396	7/16/1999	$974	92.3%	94.3%	0.4%	-2.9%	1.2%	-4.9%
Fox Hall Apartments	720	3/29/2007	$825	91.0%	92.6%	-2.2%	-1.0%	-5.1%	3.0%
Gateway Village	132	7/16/1999	$1,283	95.1%	95.5%	1.2%	-1.2%	1.6%	-2.7%
Heritage Woods	164	10/4/2006	$1,020	96.4%	95.1%	-0.5%	2.9%	6.4%	0.9%
Mill Towne Village Apts	384	5/31/2001	$867	95.2%	94.9%	0.3%	-2.1%	8.6%	-8.9%
Morningside Heights	1,050	4/30/1998	$872	92.5%	92.1%	-0.5%	-1.5%	3.6%	-4.1%
Owings Run	504	7/16/1999	$1,180	95.7%	94.6%	0.6%	2.5%	1.4%	3.1%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,171	94.6%	93.5%	2.6%	3.5%	-0.4%	6.1%
Saddle Brooke Apartments	468	10/29/2008	$1,065	90.3%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,291	91.3%	91.6%	0.0%	3.3%	8.7%	0.7%
The Coves at Chesapeake	469	11/20/2006	$1,189	93.2%	89.0%	-1.5%	4.2%	0.9%	6.3%
Timbercroft Townhomes	284	7/16/1999	$885	99.2%	99.5%	5.0%	0.7%	2.4%	-0.4%
Top Field	156	10/4/2006	$1,184	95.7%	95.2%	3.1%	4.0%	6.9%	2.5%
Village Square Townhomes	370	7/16/1999	$1,139	92.9%	92.9%	-2.3%	-2.8%	2.1%	-5.1%
Woodholme Manor	177	3/31/2001	$856	95.9%	93.4%	2.4%	8.0%	-6.4%	20.6%

Total Baltimore Region	7,814		$1,005	93.8%	93.4%	0.5%	0.6%	1.6%	0.0%	19.8%

Boston Region
Gardencrest	696	6/28/2002	$1,511	94.4%	95.6%	2.8%	1.3%	-7.3%	6.4%
Highland House	172	5/31/2006	$1,152	94.7%	96.5%	0.7%	1.1%	16.2%	-10.1%
Liberty Place	107	6/6/2006	$1,405	97.3%	97.1%	1.7%	3.3%	5.3%	2.0%
Stone Ends	280	2/12/2003	$1,223	97.3%	96.3%	0.1%	2.0%	1.9%	2.0%
The Heights at Marlborough	348	9/7/2006	$1,167	95.6%	96.5%	2.1%	2.9%	27.7%	-13.5%
The Meadows at Marlborough	264	9/7/2006	$1,140	96.1%	96.6%	-0.4%	-0.9%	29.0%	-20.5%
The Townhomes of Beverly	204	2/15/2007	$1,452	95.5%	95.3%	1.3%	0.6%	-2.2%	2.6%
The Village at Marshfield	276	3/17/2004	$1,136	96.9%	94.4%	-2.0%	-1.8%	6.3%	-6.4%
Westwoods	35	4/30/2007	$1,254	94.2%	97.4%	2.2%	-1.3%	34.0%	-24.0%

Total Boston Region	2,382		$1,303	95.6%	95.9%	1.3%	1.0%	6.9%	-2.6%	7.3%

Chicago Region
Blackhawk	371	10/20/2000	$883	96.3%	95.1%	0.0%	0.7%	-14.4%	22.9%
Courtyards Village	224	8/29/2001	$834	97.9%	98.1%	1.6%	-5.8%	-8.8%	-2.8%
Cypress Place	192	12/27/2000	$947	98.2%	97.2%	-0.3%	-0.1%	-5.6%	5.9%
The Colony	783	9/1/1999	$889	94.9%	97.6%	-0.8%	-2.9%	-8.6%	3.1%
The New Colonies	672	6/23/1998	$726	95.5%	96.1%	0.7%	-3.5%	-24.1%	14.1%

Total Chicago Region	2,242		$839	95.9%	96.8%	0.0%	-2.5%	-13.1%	8.8%	4.2%

Florida Region
The Hamptons	668	7/7/2004	$1,011	94.3%	94.7%	-2.3%	-4.4%	2.4%	-10.5%
Vinings at Hampton Village	168	7/7/2004	$1,116	94.9%	92.3%	-2.5%	4.2%	-3.6%	13.4%

Total Florida Region	836		$1,032	94.4%	94.2%	-2.3%	-2.6%	1.0%	-6.0%	1.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,220	95.5%	96.5%	2.6%	-0.8%	-0.4%	-1.2%
Cambridge Village	82	3/1/2002	$1,669	97.3%	98.3%	1.6%	3.2%	2.5%	3.7%
Devonshire Hills	297	7/16/2001	$1,677	96.8%	97.1%	-1.4%	-2.1%	4.9%	-5.5%
Hawthorne Court	434	4/4/2002	$1,367	97.2%	97.5%	-1.7%	-0.9%	-6.7%	4.8%
Heritage Square	80	4/4/2002	$1,672	95.7%	96.6%	0.8%	-1.9%	4.7%	-7.2%
Holiday Square	144	5/31/2002	$1,178	94.6%	96.2%	1.8%	-1.2%	5.7%	-6.0%
Lake Grove Apartments	368	2/3/1997	$1,372	97.6%	95.7%	-2.3%	-0.2%	-0.4%	-0.1%
Mid- Island Estates	232	7/1/1997	$1,317	96.4%	95.1%	0.0%	-0.2%	10.6%	-8.1%
Sayville Commons	342	7/15/2005	$1,536	97.0%	94.7%	1.7%	4.5%	4.1%	4.8%
South Bay Manor	61	9/11/2000	$1,611	98.0%	89.4%	-1.5%	4.9%	-4.3%	13.0%
Southern Meadows	452	6/29/2001	$1,363	96.7%	93.9%	0.9%	5.5%	3.5%	7.3%
Stratford Greens	359	3/1/2002	$1,420	96.9%	96.3%	-1.4%	-1.1%	-5.9%	2.4%
Westwood Village Apts	242	3/1/2002	$2,334	95.7%	97.9%	2.4%	-1.3%	5.1%	-5.4%
Woodmont Village Apts	96	3/1/2002	$1,275	97.0%	95.0%	-5.0%	-0.1%	10.3%	-5.6%
Yorkshire Village Apts	40	3/1/2002	$1,762	97.3%	97.2%	3.0%	0.3%	-5.6%	5.8%

Total Long Island Region	3,389		$1,488	96.7%	96.0%	-0.1%	0.5%	1.2%	0.1%	11.7%

Maine Region
Liberty Commons	120	8/30/2006	$1,184	95.7%	97.3%	2.0%	1.7%	15.0%	-4.4%
Redbank Village	500	7/7/1998	$860	96.6%	95.5%	2.0%	0.7%	1.5%	0.1%

Total Maine Region	620		$923	96.4%	96.0%	2.0%	0.9%	4.3%	-1.1%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,127	95.3%	96.2%	7.1%	4.5%	-2.7%	10.5%
Chatham Hill Apartments	308	1/30/2004	$1,710	93.3%	94.2%	-0.8%	-1.6%	-18.5%	7.5%
East Hill Gardens	33	7/7/1998	$1,479	97.9%	96.3%	-1.4%	-3.3%	6.4%	-8.2%
Hackensack Gardens	198	3/1/2005	$1,068	91.5%	93.0%	6.0%	5.1%	4.1%	6.1%
Jacob Ford Village	270	2/15/2007	$1,128	94.9%	93.1%	3.6%	1.9%	3.0%	1.3%
Lakeview	106	7/7/1998	$1,355	92.9%	98.2%	0.7%	-4.8%	-2.2%	-6.3%
Northwood Apartments	134	1/30/2004	$1,315	95.3%	93.7%	0.6%	3.1%	-2.0%	7.5%
Oak Manor	77	7/7/1998	$1,776	93.9%	99.3%	-0.7%	-5.1%	14.1%	-13.0%
Pleasant View	1,142	7/7/1998	$1,145	92.7%	92.9%	-1.5%	-0.2%	6.1%	-4.2%
Pleasure Bay	270	7/7/1998	$1,046	95.2%	94.9%	-2.9%	-4.9%	-8.9%	-1.9%
Royal Gardens Apartments	550	5/28/1997	$1,222	95.0%	94.0%	-1.3%	1.2%	2.3%	0.6%
Wayne Village	275	7/7/1998	$1,384	96.9%	94.9%	0.3%	2.0%	-5.4%	6.8%
Windsor Realty	67	7/7/1998	$1,194	94.6%	98.3%	1.2%	2.0%	23.5%	-10.3%

Total New Jersey Region	3,578		$1,240	94.1%	94.2%	-0.1%	0.1%	0.0%	0.1%	10.9%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$833	94.2%	97.6%	0.5%	-4.3%	10.5%	-17.3%
Castle Club	158	3/15/2000	$954	93.0%	95.4%	1.0%	-1.1%	7.1%	-7.7%
Chesterfield	247	9/23/1997	$915	95.4%	93.5%	-0.9%	-3.9%	8.7%	-14.2%
Curren Terrace	318	9/23/1997	$884	95.2%	94.5%	-2.4%	-2.3%	-5.2%	0.7%
Glen Brook	174	7/28/1999	$818	91.9%	91.4%	-0.7%	-2.6%	5.0%	-10.2%
Glen Manor	174	9/23/1997	$802	96.5%	93.6%	0.2%	3.7%	6.2%	1.4%
Golf Club	399	3/15/2000	$1,079	93.3%	96.6%	2.3%	-0.5%	2.4%	-2.1%
Hill Brook Place	274	7/28/1999	$855	94.9%	94.8%	-2.5%	-2.9%	12.3%	-16.4%
Home Properties of Bryn Mawr	316	3/15/2000	$1,105	91.6%	92.4%	4.5%	-2.3%	4.2%	-7.1%
Home Properties of Devon	631	3/15/2000	$1,096	94.6%	92.8%	-1.3%	1.5%	5.8%	-1.0%
Home Properties of Newark	432	7/16/1999	$873	95.3%	93.6%	-0.7%	-3.2%	-4.0%	-2.6%
New Orleans Park	442	7/28/1999	$863	94.9%	94.4%	0.3%	-3.2%	7.4%	-11.5%
Racquet Club	466	7/7/1998	$1,030	96.0%	94.5%	-0.8%	-2.7%	14.1%	-13.7%
Racquet Club South	103	5/27/1999	$886	97.2%	94.7%	-1.8%	0.2%	15.2%	-11.8%
Ridley Brook	244	7/28/1999	$917	93.9%	94.7%	1.2%	4.1%	6.4%	2.2%
Sherry Lake	298	7/23/1998	$1,184	95.2%	95.1%	-0.7%	0.0%	4.2%	-2.1%
The Brooke at Peachtree Village	146	8/15/2005	$1,106	97.4%	96.9%	0.4%	0.4%	4.5%	-2.3%
The Landings	384	11/25/1996	$989	95.5%	96.0%	-0.5%	-3.8%	3.4%	-8.0%
Trexler Park	250	3/15/2000	$1,055	92.9%	95.1%	0.3%	-6.8%	3.5%	-13.8%
Trexler Park West	216	8/15/2008	$1,231	95.8%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,114	94.4%	96.7%	-0.5%	-7.0%	-4.4%	-9.0%

Total Philadelphia Region	6,195		$994	94.7%	94.6%	-0.1%	-2.0%	4.7%	-6.7%	14.6%

Washington DC Region
Braddock Lee	255	3/16/1998	$1,273	96.5%	96.5%	1.2%	0.7%	4.8%	-1.8%
Cider Mill	864	9/27/2002	$1,107	94.5%	96.8%	1.7%	-1.2%	5.2%	-5.9%
Cinnamon Run	511	12/28/2005	$1,188	96.5%	96.8%	1.3%	0.4%	-2.9%	2.0%
East Meadow	150	8/1/2000	$1,282	99.2%	96.6%	-1.0%	-1.0%	-0.2%	-1.4%
Elmwood Terrace	504	6/30/2000	$920	92.4%	94.9%	1.5%	-1.3%	4.5%	-6.1%
Falkland Chase	450	9/10/2003	$1,359	94.3%	94.1%	0.6%	0.8%	4.2%	-0.7%
Mount Vernon Square	1,387	12/27/2006	$1,193	95.7%	96.1%	3.1%	-1.2%	1.3%	-2.5%
Orleans Village	851	11/16/2000	$1,324	94.7%	97.3%	2.6%	-1.3%	5.5%	-5.1%
Park Shirlington	294	3/16/1998	$1,296	96.9%	96.5%	3.3%	4.1%	-5.8%	11.3%
Peppertree Farm	879	12/28/2005	$1,175	93.0%	94.1%	2.9%	-1.5%	1.5%	-3.4%
Seminary Hill	296	7/1/1999	$1,248	97.0%	97.3%	2.5%	-1.1%	-2.2%	-0.1%
Seminary Towers	541	7/1/1999	$1,291	95.3%	95.3%	1.0%	-1.2%	0.4%	-2.3%
Tamarron Apartments	132	7/16/1999	$1,453	98.1%	94.7%	1.1%	7.1%	2.0%	9.7%
The Apts at Wellington Trace	240	3/2/2004	$1,256	97.6%	89.6%	-1.4%	7.5%	8.3%	7.1%
The Manor - MD	435	8/31/2001	$1,215	93.0%	91.4%	3.9%	2.4%	10.6%	-2.5%
The Manor - VA	198	2/19/1999	$1,032	96.2%	96.1%	-1.5%	-1.5%	3.5%	-5.4%
The Sycamores	185	12/16/2002	$1,342	97.6%	97.9%	-0.6%	0.9%	8.1%	-2.8%
Virginia Village	344	5/31/2001	$1,256	98.9%	97.4%	2.4%	4.7%	2.4%	6.1%
West Springfield	244	11/18/2002	$1,417	97.4%	97.5%	-0.6%	-1.1%	7.4%	-4.8%
Westchester West	345	12/30/2008	$1,285	91.7%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,175	92.9%	93.3%	2.9%	3.0%	10.8%	-1.5%

Total Washington DC Region	9,333		$1,220	95.2%	95.7%	1.9%	0.1%	3.0%	-1.6%	28.4%

TOTAL OWNED PORTFOLIO	36,389		$1,135	95.0%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	35,360		$1,135	95.1%	95.0%	0.6%	-0.2%	1.7%	-1.4%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

June YTD						YTD '09 versus YTD '08
						% Growth
	# of	Date	YTD '09	YTD '09	YTD '08	Rental	Total	Total	Total	YTD '09
	Units	Acquired	Rent/Mo.	Occup.	Occup.	Rates(1)	Revenue	Expense	NOI	% Co. NOI

Baltimore Region
Bonnie Ridge	960	7/1/1999	$1,085	92.6%	94.2%	4.5%	2.1%	3.0%	1.6%
Canterbury Apartments	618	7/16/1999	$938	94.0%	92.9%	0.8%	-0.7%	-2.9%	0.8%
Country Village	344	4/30/1998	$896	95.4%	95.6%	0.9%	-0.6%	2.2%	-2.6%
Dunfield Townhomes	312	11/1/2007	$1,076	96.2%	93.9%	2.5%	6.1%	-0.4%	10.0%
Falcon Crest	396	7/16/1999	$975	93.1%	93.0%	0.5%	-0.1%	-1.3%	0.6%
Fox Hall Apartments	720	3/29/2007	$831	90.9%	94.3%	-1.6%	1.7%	-5.6%	9.2%
Gateway Village	132	7/16/1999	$1,275	95.8%	96.0%	1.1%	-1.1%	2.5%	-2.9%
Heritage Woods	164	10/4/2006	$1,021	95.6%	95.9%	0.8%	1.4%	3.1%	0.5%
Mill Towne Village Apts	384	5/31/2001	$867	93.7%	94.5%	0.9%	-1.2%	4.8%	-5.3%
Morningside Heights	1,050	4/30/1998	$874	92.0%	92.8%	0.1%	-1.2%	-2.7%	-0.4%
Owings Run	504	7/16/1999	$1,182	95.4%	95.4%	1.3%	1.0%	-1.6%	2.3%
Ridgeview at Wakefield Valley	204	1/13/2005	$1,170	94.1%	95.1%	3.4%	1.6%	-0.6%	3.1%
Saddle Brooke Apartments	468	10/29/2008	$1,062	89.5%	n/a	n/a	n/a	n/a	n/a
Selford Townhomes	102	7/16/1999	$1,298	90.6%	92.9%	1.6%	0.5%	5.8%	-2.0%
The Coves at Chesapeake	469	11/20/2006	$1,190	92.4%	90.2%	-0.6%	2.4%	9.4%	-1.5%
Timbercroft Townhomes	284	7/16/1999	$874	99.2%	99.3%	4.3%	0.6%	-0.1%	1.0%
Top Field	156	10/4/2006	$1,184	96.1%	95.5%	4.1%	7.4%	6.7%	7.7%
Village Square Townhomes	370	7/16/1999	$1,141	93.8%	94.4%	-1.3%	-1.4%	1.7%	-2.9%
Woodholme Manor	177	3/31/2001	$852	95.3%	92.7%	1.5%	6.3%	-6.8%	18.3%

Total Baltimore Region	7,814		$1,006	93.4%	94.0%	1.2%	1.0%	0.2%	1.4%	20.0%

Boston Region
Gardencrest	696	6/28/2002	$1,507	94.7%	95.6%	3.3%	2.1%	-6.8%	8.5%
Highland House	172	5/31/2006	$1,149	95.9%	96.7%	1.1%	1.5%	16.0%	-8.9%
Liberty Place	107	6/6/2006	$1,407	97.6%	94.5%	1.8%	6.1%	3.7%	7.9%
Stone Ends	280	2/12/2003	$1,226	96.9%	94.9%	0.1%	2.8%	1.6%	3.5%
The Heights at Marlborough	348	9/7/2006	$1,171	94.9%	96.4%	2.5%	2.5%	12.9%	-6.5%
The Meadows at Marlborough	264	9/7/2006	$1,145	95.8%	96.9%	0.5%	0.0%	15.3%	-13.2%
The Townhomes of Beverly	204	2/15/2007	$1,453	94.4%	95.0%	1.4%	-0.7%	4.8%	-4.9%
The Village at Marshfield	276	3/17/2004	$1,144	95.1%	93.9%	-1.3%	-0.5%	5.3%	-4.0%
Westwoods	35	4/30/2007	$1,259	95.9%	97.3%	3.2%	1.5%	15.0%	-9.0%

Total Boston Region	2,382		$1,304	95.3%	95.5%	1.7%	1.6%	3.9%	0.0%	7.1%

Chicago Region
Blackhawk	371	10/20/2000	$887	95.7%	95.6%	0.6%	-1.7%	-6.3%	4.4%
Courtyards Village	224	8/29/2001	$836	96.4%	98.0%	2.3%	-1.6%	-5.9%	2.8%
Cypress Place	192	12/27/2000	$948	96.8%	97.2%	0.3%	0.7%	-5.2%	7.7%
The Colony	783	9/1/1999	$893	94.5%	97.0%	0.1%	-1.9%	-7.2%	3.6%
The New Colonies	672	6/23/1998	$727	95.5%	96.2%	1.2%	-1.7%	-10.1%	5.5%

Total Chicago Region	2,242		$841	95.4%	96.7%	0.7%	-1.5%	-7.4%	4.6%	4.1%

Florida Region
The Hamptons	668	7/7/2004	$1,014	95.0%	93.7%	-2.5%	-4.8%	-2.7%	-7.0%
Vinings at Hampton Village	168	7/7/2004	$1,120	95.7%	93.7%	-2.6%	0.3%	-7.3%	9.2%

Total Florida Region	836		$1,035	95.2%	93.7%	-2.5%	-3.7%	-3.7%	-3.7%	1.7%

Long Island, NY Region
Bayview / Colonial	160	11/1/2000	$1,215	94.8%	93.6%	2.1%	2.3%	-7.3%	13.0%
Cambridge Village	82	3/1/2002	$1,663	98.1%	99.0%	2.0%	5.0%	4.8%	5.2%
Devonshire Hills	297	7/16/2001	$1,669	97.1%	96.6%	-1.6%	0.2%	6.7%	-3.1%
Hawthorne Court	434	4/4/2002	$1,368	96.6%	96.0%	-1.9%	-0.7%	0.3%	-1.6%
Heritage Square	80	4/4/2002	$1,672	95.6%	97.6%	1.4%	-1.3%	6.4%	-7.4%
Holiday Square	144	5/31/2002	$1,179	95.9%	97.3%	2.0%	0.0%	8.4%	-5.9%
Lake Grove Apartments	368	2/3/1997	$1,383	96.3%	95.2%	-1.4%	1.5%	3.9%	-0.1%
Mid- Island Estates	232	7/1/1997	$1,314	97.5%	96.1%	-0.1%	2.8%	10.4%	-3.4%
Sayville Commons	342	7/15/2005	$1,531	96.4%	94.6%	1.7%	4.4%	5.6%	3.5%
South Bay Manor	61	9/11/2000	$1,615	97.0%	91.7%	-1.4%	2.0%	1.8%	2.2%
Southern Meadows	452	6/29/2001	$1,365	95.7%	94.0%	1.2%	4.6%	5.1%	4.1%
Stratford Greens	359	3/1/2002	$1,426	96.1%	96.8%	-0.6%	-1.2%	-4.5%	1.5%
Westwood Village Apts	242	3/1/2002	$2,354	95.1%	97.8%	3.6%	2.2%	7.0%	-1.1%
Woodmont Village Apts	96	3/1/2002	$1,268	96.6%	92.6%	-6.1%	3.7%	13.0%	-1.9%
Yorkshire Village Apts	40	3/1/2002	$1,760	96.6%	98.2%	3.7%	1.7%	-2.5%	6.0%

Total Long Island Region	3,389		$1,490	96.2%	95.8%	0.2%	1.7%	3.5%	0.3%	11.9%

Maine Region
Liberty Commons	120	8/30/2006	$1,193	96.4%	97.0%	2.8%	3.7%	2.4%	4.4%
Redbank Village	500	7/7/1998	$862	95.2%	95.1%	2.9%	1.7%	2.9%	0.8%

Total Maine Region	620		$926	95.5%	95.6%	2.9%	2.2%	2.8%	1.8%	1.4%

New Jersey Region
Barrington Gardens	148	3/1/2005	$1,115	94.9%	96.3%	7.2%	3.8%	3.4%	4.1%
Chatham Hill Apartments	308	1/30/2004	$1,709	94.2%	95.1%	0.1%	-0.2%	-3.1%	1.3%
East Hill Gardens	33	7/7/1998	$1,483	96.3%	97.6%	-1.5%	-4.0%	18.6%	-16.8%
Hackensack Gardens	198	3/1/2005	$1,058	91.4%	91.7%	5.6%	6.8%	7.0%	6.6%
Jacob Ford Village	270	2/15/2007	$1,127	96.2%	93.9%	4.0%	5.5%	-2.2%	12.3%
Lakeview	106	7/7/1998	$1,352	92.5%	98.1%	1.2%	-4.4%	4.5%	-11.2%
Northwood Apartments	134	1/30/2004	$1,318	95.1%	94.4%	1.3%	2.1%	-4.8%	9.8%
Oak Manor	77	7/7/1998	$1,775	94.5%	97.5%	-0.2%	-2.0%	16.6%	-12.0%
Pleasant View	1,142	7/7/1998	$1,148	92.6%	93.6%	-0.8%	-0.8%	13.1%	-10.5%
Pleasure Bay	270	7/7/1998	$1,051	93.4%	92.0%	-2.6%	-1.3%	-1.4%	-1.3%
Royal Gardens Apartments	550	5/28/1997	$1,226	94.9%	95.0%	-0.2%	0.6%	6.0%	-3.6%
Wayne Village	275	7/7/1998	$1,388	96.4%	95.3%	0.9%	2.0%	1.0%	2.6%
Windsor Realty	67	7/7/1998	$1,191	96.0%	95.8%	0.4%	4.8%	12.1%	-1.0%

Total New Jersey Region	3,578		$1,241	94.0%	94.4%	0.5%	0.6%	5.5%	-3.0%	10.1%

Philadelphia Region
Beechwood Gardens	160	7/7/1998	$833	90.9%	95.5%	1.2%	-3.9%	8.0%	-15.8%
Castle Club	158	3/15/2000	$951	94.6%	94.3%	1.2%	1.3%	3.4%	-0.7%
Chesterfield	247	9/23/1997	$919	96.1%	94.4%	0.2%	1.0%	7.7%	-5.0%
Curren Terrace	318	9/23/1997	$888	94.5%	92.2%	-2.6%	1.5%	3.1%	-0.2%
Glen Brook	174	7/28/1999	$826	92.6%	92.0%	0.2%	0.3%	2.4%	-2.2%
Glen Manor	174	9/23/1997	$804	95.7%	94.3%	1.0%	2.5%	1.0%	4.0%
Golf Club	399	3/15/2000	$1,081	93.1%	95.5%	3.4%	1.1%	3.4%	-0.4%
Hill Brook Place	274	7/28/1999	$862	95.2%	94.6%	-1.4%	-1.9%	5.4%	-9.2%
Home Properties of Bryn Mawr	316	3/15/2000	$1,098	92.1%	93.2%	4.6%	0.4%	1.0%	-0.1%
Home Properties of Devon	631	3/15/2000	$1,101	92.8%	93.9%	-0.4%	-2.8%	5.0%	-7.8%
Home Properties of Newark	432	7/16/1999	$875	94.8%	94.3%	0.3%	1.0%	-1.7%	3.2%
New Orleans Park	442	7/28/1999	$867	93.8%	94.0%	1.1%	-0.9%	6.3%	-7.9%
Racquet Club	466	7/7/1998	$1,032	95.5%	95.9%	0.1%	-3.2%	9.8%	-12.1%
Racquet Club South	103	5/27/1999	$899	94.5%	95.5%	0.8%	-1.1%	10.2%	-11.3%
Ridley Brook	244	7/28/1999	$919	94.2%	94.1%	1.8%	4.0%	2.0%	6.0%
Sherry Lake	298	7/23/1998	$1,185	94.8%	94.1%	0.5%	0.2%	2.2%	-0.9%
The Brooke at Peachtree Village	146	8/15/2005	$1,105	98.1%	97.3%	1.1%	1.6%	-0.5%	2.9%
The Landings	384	11/25/1996	$990	96.1%	96.1%	0.6%	2.1%	2.9%	1.6%
Trexler Park	250	3/15/2000	$1,055	92.5%	93.7%	0.9%	-5.7%	6.2%	-14.7%
Trexler Park West	216	8/15/2008	$1,236	94.2%	n/a	n/a	n/a	n/a	n/a
William Henry	363	3/15/2000	$1,126	94.3%	96.3%	1.4%	-4.0%	-7.5%	-1.0%

Total Philadelphia Region	6,195		$997	94.2%	94.6%	0.8%	-0.7%	3.3%	-3.8%	14.7%

Washington DC Region
Braddock Lee	255	3/16/1998	$1,272	97.6%	96.0%	1.3%	2.1%	3.3%	1.4%
Cider Mill	864	9/27/2002	$1,109	94.3%	96.4%	2.3%	-0.9%	4.2%	-4.8%
Cinnamon Run	511	12/28/2005	$1,188	96.4%	96.9%	1.6%	1.0%	-2.9%	2.8%
East Meadow	150	8/1/2000	$1,286	99.3%	96.8%	-1.1%	1.3%	-0.8%	2.6%
Elmwood Terrace	504	6/30/2000	$919	91.6%	93.7%	1.8%	-0.1%	1.0%	-1.2%
Falkland Chase	450	9/10/2003	$1,362	92.6%	93.8%	1.5%	-0.6%	4.3%	-2.9%
Mount Vernon Square	1,387	12/27/2006	$1,194	94.4%	95.8%	3.7%	0.4%	3.2%	-1.1%
Orleans Village	851	11/16/2000	$1,323	95.5%	96.5%	2.7%	1.1%	3.8%	-0.5%
Park Shirlington	294	3/16/1998	$1,294	96.5%	96.8%	4.3%	5.3%	0.7%	8.6%
Peppertree Farm	879	12/28/2005	$1,173	93.1%	92.9%	2.9%	2.3%	3.5%	1.4%
Seminary Hill	296	7/1/1999	$1,250	97.1%	96.7%	2.7%	0.9%	2.4%	-0.2%
Seminary Towers	541	7/1/1999	$1,294	94.6%	94.9%	1.9%	1.8%	4.7%	-0.5%
Tamarron Apartments	132	7/16/1999	$1,459	97.3%	95.0%	1.7%	4.1%	0.3%	5.9%
The Apts at Wellington Trace	240	3/2/2004	$1,263	96.8%	89.8%	-0.5%	8.9%	2.4%	12.4%
The Manor - MD	435	8/31/2001	$1,212	92.3%	92.1%	4.4%	2.0%	5.1%	0.0%
The Manor - VA	198	2/19/1999	$1,037	96.2%	95.9%	0.7%	1.9%	5.4%	-0.9%
The Sycamores	185	12/16/2002	$1,349	97.0%	96.5%	0.2%	0.9%	2.5%	0.1%
Virginia Village	344	5/31/2001	$1,258	98.2%	97.2%	3.2%	3.2%	-1.7%	6.8%
West Springfield	244	11/18/2002	$1,426	96.3%	97.8%	0.7%	-0.4%	10.3%	-5.0%
Westchester West	345	12/30/2008	$1,281	92.0%	n/a	n/a	n/a	n/a	n/a
Woodleaf Apartments	228	3/19/2004	$1,169	93.1%	94.5%	3.2%	1.9%	3.7%	0.9%

Total Washington DC Region	9,333		$1,220	94.8%	95.3%	2.4%	1.4%	3.0%	0.3%	29.0%

TOTAL OWNED PORTFOLIO	36,389		$1,136	94.6%	n/a	n/a	n/a	n/a	n/a	100.0%
TOTAL CORE PORTFOLIO	35,360		$1,136	94.7%	95.0%	1.2%	0.7%	2.2%	-0.4%

(1)	Reflects net change in base rental rates before utility reimbursements and economic occupancy changes.

Physical Occupancy Comparison By Region - Core Properties

Sequential Comparison
Second Quarter 2009 vs. First Quarter 2009

Region	% Units	2Q '09	1Q '09	Variance

Washington	25.4%	95.3%	94.5%	0.8%
Baltimore	20.8%	94.0%	93.3%	0.7%
New Jersey, Long Island	19.7%	95.4%	94.9%	0.5%
Philadelphia	16.9%	94.6%	93.8%	0.8%
Boston	6.7%	95.6%	95.1%	0.5%
Chicago	6.3%	95.9%	94.8%	1.1%
Florida	2.4%	94.4%	95.9%	-1.5%
Other	1.8%	96.4%	94.7%	1.7%

Total Core	100.0%	95.1%	94.4%	0.7%

Year over Year Comparison
Second Quarter 2009 vs. Second Quarter 2008

Region	% Units	2Q '09	2Q '08	Variance

Washington	25.4%	95.3%	95.7%	-0.4%
Baltimore	20.8%	94.0%	93.4%	0.6%
New Jersey, Long Island	19.7%	95.4%	95.1%	0.3%
Philadelphia	16.9%	94.6%	94.6%	0.0%
Boston	6.7%	95.6%	95.9%	-0.3%
Chicago	6.3%	95.9%	96.8%	-0.9%
Florida	2.4%	94.4%	94.2%	0.2%
Other	1.8%	96.4%	96.0%	0.4%

Total Core	100.0%	95.1%	95.0%	0.1%

June vs. Quarter Comparison

Region	% Units	Jun '09	2Q '09	Variance

Washington	25.4%	95.5%	95.3%	0.2%
Baltimore	20.8%	93.9%	94.0%	-0.1%
New Jersey, Long Island	19.7%	95.6%	95.4%	0.2%
Philadelphia	16.9%	94.1%	94.6%	-0.5%
Boston	6.7%	95.2%	95.6%	-0.4%
Chicago	6.3%	96.1%	95.9%	0.2%
Florida	2.4%	93.5%	94.4%	-0.9%
Other	1.8%	97.3%	96.4%	0.9%

Total Core	100.0%	95.1%	95.1%	0.0%

Net Operating Results - Core Properties

Sequential Results
Second Quarter 2009 vs. First Quarter 2009
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington	25.4%	1.2%	-2.6%	-7.3%	0.5%
Baltimore	20.8%	0.7%	-1.4%	-4.5%	0.5%
New Jersey, Long Island	19.7%	0.5%	-2.2%	-16.1%	10.5%
Philadelphia	16.9%	0.2%	-4.0%	-10.1%	1.4%
Boston	6.7%	0.7%	1.2%	-10.1%	10.8%
Chicago	6.3%	1.3%	-2.3%	-11.2%	6.7%
Florida	2.4%	-0.8%	-0.1%	-0.2%	0.0%
Other	1.8%	0.8%	1.1%	-1.1%	2.5%

Total Core	100.0%	0.7%	-2.1%	-9.8%	3.8%

Year Over Year Results
Second Quarter 2009 vs. Second Quarter 2008
		Base Rental	Total
Region	% Units	Revenues(1)	Revenues	Expenses	NOI

Washington	25.4%	1.6%	0.1%	3.0%	-1.6%
Baltimore	20.8%	1.1%	0.6%	1.6%	0.0%
New Jersey, Long Island	19.7%	0.5%	0.3%	0.6%	0.1%
Philadelphia	16.9%	-0.5%	-2.0%	4.7%	-6.7%
Boston	6.7%	1.1%	1.0%	6.9%	-2.6%
Chicago	6.3%	-0.5%	-2.5%	-13.1%	8.8%
Florida	2.4%	-1.5%	-2.6%	1.0%	-6.0%
Other	1.8%	1.4%	0.9%	4.2%	-1.0%

Total Core	100.0%	0.7%	-0.2%	1.7%	-1.4%

(1)	Reflects net change in base rental revenues before utility reimbursements and economic occupancy changes.

Resident Statistics

Top Six Reasons for Moveouts - Owned Communities
	2Q '09	1Q '09	4Q '08	3Q '08	2Q '08	1Q '08	Year '08	Year '07	Year '06

Employment related	16.4%	17.7%	15.6%	14.5%	15.2%	15.6%	15.2%	16.1%	15.6%

Transfer w/in HME	12.4%	13.8%	14.2%	9.8%	8.2%	10.6%	10.7%	8.3%	8.2%

Eviction/skip	12.2%	16.6%	15.1%	13.8%	13.0%	16.4%	14.6%	14.6%	14.2%

Home purchase	12.2%	9.9%	11.7%	12.4%	12.6%	11.1%	12.0%	15.5%	18.5%

Domestic Situation	10.4%	6.2%	6.4%	10.0%	10.0%	7.5%	8.5%	9.2%	8.9%

Location convenience/
apartment size	10.0%	8.3%	9.0%	10.0%	11.0%	11.0%	10.3%	13.7%	12.4%

Traffic - Core					Turnover - Core
			Signed	Signed
	Traffic	Traffic	Leases	Leases
	2Q '09	YTD '09	2Q '09	YTD '09
	vs.	vs.	vs.	vs.
	2Q '08	YTD '08	2Q '08	YTD '08	2Q '09	2Q '08	YTD '09	YTD '08

Region
Baltimore	1%	-1%	-1%	2%	10.5%	11.6%	18.7%	21.1%
Boston	-2%	-3%	-10%	-8%	10.7%	11.0%	19.4%	19.7%
Chicago	-19%	-8%	-14%	-7%	11.2%	13.3%	21.6%	23.4%
Florida	-43%	-34%	-14%	-14%	14.2%	10.5%	25.0%	23.4%
Long Island	-7%	-3%	-22%	-16%	8.8%	11.2%	15.8%	17.5%
Maine	13%	-3%	-1%	-2%	11.6%	12.7%	21.8%	22.6%
New Jersey	9%	7%	-2%	10%	10.3%	9.9%	18.6%	17.0%
Philadelphia	2%	0%	-25%	-18%	13.0%	11.9%	20.9%	20.9%
Washington	5%	-2%	-1%	-17%	9.0%	9.9%	16.8%	18.7%

Total Core	-1%	-2%	-10%	-10%	10.5%	11.1%	18.8%	19.8%

Bad Debt as % of Rent and Utility Recovery - Core

	2Q '09	2Q '08	YTD '09	YTD '08
	1.06%	1.13%	1.18%	1.10%

Net Operating Income Detail - Core Properties
($ in thousands, except per unit data)

			Qtr	%			YTD	%
	2Q '09	2Q '08	Variance	Variance	YTD '09	YTD '08	Variance	Variance

Rent	$113,177	$112,339	$838	0.7%	$225,561	$223,621	$1,940	0.9%
Utility recovery	3,593	4,593	(1,000)	(21.8%)	10,927	11,193	(266)	(2.4%)
Rent including recoveries	116,770	116,932	(162)	(0.1%)	236,488	234,814	1,674	0.7%
Other income	5,194	5,240	(46)	(0.9%)	10,097	10,025	72	0.7%

Total income	121,964	122,172	(208)	(0.2%)	246,585	244,839	1,746	0.7%
Operating & maintenance	(49,339)	(48,498)	(841)	(1.7%)	(104,010)	(101,761)	(2,249)	(2.2%)

Net Core NOI	$72,625	$73,674	$(1,049)	(1.4%)	$142,575	$143,078	$(503)	(0.4%)

Physical Occupancy %	95.1%	95.0%	0.1%		94.7%	95.0%	(0.3%)

Weighted Avg Rent per Unit	$1,135	$1,128	$7	0.6%	$1,136	$1,123	$14	1.2%

Seasonality Factor for NAV Calculation

To annualize net operating income in order to calculate a net asset value, the seasonality factor to apply to the current quarter's effective NOI run rate is 25.5%. This will adjust for the typical seasonal variability in NOI for each quarter.

Operating Expense Detail - Core Properties
($ in thousands)

			Qtr	%			YTD	%
	2Q '09	2Q '08	Variance	Variance	YTD '09	YTD '08	Variance	Variance

Electricity	$2,031	$1,863	$(168)	-9.0%	$4,428	$3,966	$(462)	-11.6%
Gas	2,968	3,332	364	10.9%	11,887	11,675	(212)	-1.8%
Water & sewer	3,402	3,302	(100)	-3.0%	6,807	6,721	(86)	-1.3%
Repairs & maintenance	8,314	7,347	(967)	-13.2%	14,149	13,141	(1,008)	-7.7%
Personnel expense	12,034	11,187	(847)	-7.6%	23,865	22,544	(1,321)	-5.9%
Advertising	1,027	1,097	70	6.4%	2,049	2,192	143	6.5%
Legal & professional	440	403	(37)	-9.2%	813	720	(93)	-12.9%
Office & telephone	1,335	1,420	85	6.0%	2,865	2,950	85	2.9%
Property insurance	1,865	2,821	956	33.9%	4,263	5,641	1,378	24.4%
Real estate taxes	11,495	11,100	(395)	-3.6%	23,291	22,254	(1,037)	-4.7%
Snow	22	24	2	8.3%	711	530	(181)	-34.2%
Trash	861	859	(2)	-0.2%	1,719	1,701	(18)	-1.1%
Property management G & A	3,546	3,743	197	5.3%	7,163	7,726	563	7.3%

Total Core	$49,340	$48,498	$(842)	-1.7%	$104,010	$101,761	$(2,249)	-2.2%

Discontinued Operations
($ in thousands)

The operating results of discontinued operations are summarized as follows for the three and six months ended June 30, 2009 and 2008:

	2Q '09	2Q '08	Year '09	Year '08
Revenues:
Rental income	$19	$4,184	$731	$9,046
Property other income	21	410	42	893
Total revenues	40	4,594	773	9,939
Expenses:
Operating and maintenance	(5)	2,055	520	4,840
Interest expense (1)	-	689	4,497	2,824
Depreciation and amortization	-	983	-	2,056
Total expenses	(5)	3,727	5,017	9,720
Income (loss) from discontinued operations	$45	$867	$(4,244)	$219

(1)	Includes prepayment penalties of $4,927 and $1,384 in 2009 and 2008, respectively.

Summary Of Recent Acquisitions
($ in millions, except per unit data)

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Acquisitions

							Wgtd. Avg.
			Purchase	# of	CAP	Purchase	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Acquisitions

Saddle Brooke	Baltimore	MD	10/29/2008	468	6.7%	$51.5	$109,955
Westchester West	NoVA/DC	MD	12/30/2008	345	6.9%	49.0	141,939
			Total 2008	813	6.8%	$100.4	$123,528

		Total 2009 and 2008 Acquisitions		813	6.8%	$100.4	$123,528

(1)	CAP rate based on projected NOI at the time of acquisition after an allowance for a 3% management fee but before capital expenditures.

Summary Of Recent Sales
($ in millions, except per unit data)

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2009 Sales
Regency Club	New Jersey	NJ	1/30/2009	372	7.3%	$39.9	$107,277
Lakeshore Villas	Hudson Valley	NY	1/30/2009	152	8.4%	11.5	75,631
Sunset Gardens	Hudson Valley	NY	1/30/2009	217	8.0%	16.4	75,631
			Total 2009	741	7.6%	$67.8	$91,518

							Wtd. Avg.
			Sale	# of	CAP	Sales	Price Per
Community	Market	State	Date	Units	Rate (1)	Price	Unit
2008 Sales
Carriage Hill Apartments	Hudson Valley	NY	1/31/2008	140	6.7%	$15.1	$107,750
Long Island: 5 Properties (2)	Long Island	NY	2/1/2008	363	6.1%	42.0	115,749
Mill Company Gardens	Portland	ME	2/21/2008	95	6.3%	7.4	77,747
Village Square	Philadelphia	PA	10/15/2008	128	6.5%	13.1	102,289
Valley View	Philadelphia	PA	12/22/2008	177	8.8%	10.5	59,073
Westchester Portfolio: 6 Properties (3)	Hudson Valley	NY	12/30/2008	324	7.3%	36.4	112,404
			Total 2008	1,227	6.8%	$124.5	$101,431

			Total 2009 and 2008 Sales	1,968	7.1%	$192.3	$97,699

(1)	CAP rate based on projected NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures.
(2)	Consists of East Winds Apartments, Coventry Village, Maple Tree, Terry Apartments and Rider Terrace.
(3)	Consists of Bari Manor, Hudson View Estates, Sherwood Townhomes, Sparta Green, Sherwood House and Patricia Apartments.

Breakdown Of Owned Units By Market

		Net			Net
		Acquired/			Acquired/
		Developed	As of	12/31/2008	Developed	As of	Current
Market	State	in 2008	12/31/2008	% of Units	in 2009	6/30/2009	% of Units
Suburban Washington	DC	345	9,333	25.14%	0	9,333	25.65%
Baltimore	MD	468	7,814	21.04%	0	7,814	21.47%
Suburban New York City	NY/NJ	-827	7,708	20.76%	-741	6,967	19.15%
Philadelphia	PA	-257	6,195	16.68%	0	6,195	17.02%
Boston	MA	0	2,382	6.42%	0	2,382	6.55%
Chicago	IL	0	2,242	6.04%	0	2,242	6.16%
Florida	FL	0	836	2.25%	0	836	2.30%
Portland	ME	-95	620	1.67%	0	620	1.70%

Total		-366	37,130	100.0%	-741	36,389	100.0%

Debt Summary Schedule

			INTEREST	06/30/09	MATURITY	YEARS TO
PROPERTY		LENDER	RATE	BALANCE	DATE	MATURITY

FIXED RATE SECURED

Blackhawk		M&T Realty - Freddie Mac	5.060	12,609,830	12/01/09	0.42
Braddock Lee		Prudential-Fannie Mae	4.575	20,246,470	01/01/10	0.51
Elmwood Terrace		Centerline - Fannie Mae	5.300	20,049,120	01/01/10	0.51
Glen Manor		Prudential-Fannie Mae	5.065	5,510,534	01/01/10	0.51
Hill Brook Apts		M&T Realty - Freddie Mac	5.210	10,645,817	01/01/10	0.51
Lakeview		Prudential-Fannie Mae	4.575	8,238,091	01/01/10	0.51
Pleasure Bay		Prudential-Fannie Mae	4.575	14,321,732	01/01/10	0.51
Ridley Brook		Prudential-Fannie Mae	4.865	9,172,041	01/01/10	0.51
Windsor Realty		Prudential-Fannie Mae	4.575	4,434,545	01/01/10	0.51
Multi-Property		M&T Realty - Freddie Mac	7.575	45,400,000	05/01/10	0.84
East Meadow Apartments - 2nd		M&T Realty - Freddie Mac	5.550	5,975,005	05/01/10	0.84
Selford Townhomes - 2nd		M&T Realty - Freddie Mac	5.550	4,568,131	05/01/10	0.84
Seminary Hill - 2nd		M&T Realty - Freddie Mac	5.550	10,312,452	05/01/10	0.84
South Bay/Woodmont - 2nd		M&T Realty - Freddie Mac	5.550	5,668,087	05/01/10	0.84
Tamarron Apartments - 2nd		M&T Realty - Freddie Mac	5.550	7,637,314	05/01/10	0.84
The Manor (VA) - 2nd		M&T Realty - Freddie Mac	5.550	6,682,897	05/01/10	0.84
Cider Mill - 1st	(1)	Deutsche Bank - Freddie Mac	4.720	39,141,359	10/01/10	1.25
Cider Mill - 2nd		Deutsche Bank - Freddie Mac	5.180	17,340,419	10/01/10	1.25
Cider Mill - 3rd		Deutsche Bank - Freddie Mac	4.810	8,801,294	10/01/10	1.25
Home Properties of Devon		Prudential-Fannie Mae	7.500	28,892,000	10/01/10	1.25
The Heights at Marlborough - 1st	(1)	Deutsche Bank - Freddie Mac	5.420	21,594,946	10/01/10	1.25
The Heights at Marlborough - 2nd		Deutsche Bank - Freddie Mac	4.890	5,247,281	10/01/10	1.25
Trexler Park		Prudential-Fannie Mae	7.500	10,140,000	10/01/10	1.25
William Henry		NorthMarq - Freddie Mac	5.310	21,470,785	12/01/10	1.42
Multi-Property		Prudential-Fannie Mae	7.250	32,978,000	01/01/11	1.51
Multi-Property		Prudential-Fannie Mae	6.360	8,141,000	01/01/11	1.51
Multi-Property		Prudential-Fannie Mae	6.160	58,881,000	01/01/11	1.51
Orleans Village - 1st		Prudential-Fannie Mae	6.815	43,745,000	01/01/11	1.51
Orleans Village - 2nd		Prudential-Fannie Mae	5.360	22,248,000	01/01/11	1.51
Sherry Lake		Capmark - Freddie Mac	5.180	18,508,325	01/01/11	1.51
Bayview Apartments		M&T Realty - Freddie Mac	4.950	10,989,604	03/01/11	1.67
New Orleans/Arbor Crossing		Prudential-Fannie Mae	4.860	18,327,082	03/01/11	1.67
Racquet Club East - 1st		Prudential-Fannie Mae	6.875	20,376,496	04/01/11	1.75
Racquet Club East - 2nd		Prudential-Fannie Mae	5.490	9,989,444	04/01/11	1.75
Timbercroft Townhomes 1 - 1st		Capmark - HUD	8.500	229,716	05/01/11	1.84
The Meadows at Marlborough	(1)	Prudential - Fannie Mae	5.500	20,154,299	08/01/11	2.09
Lake Grove - 1st		Prudential-Fannie Mae	6.540	24,800,984	12/01/11	2.42
Lake Grove - 2nd		Prudential-Fannie Mae	5.510	10,712,833	12/01/11	2.42
Mount Vernon Square	(1)	KeyBank RE Cap-Fannie Mae	5.490	86,398,977	01/01/12	2.51
Multi-Property Notes Pay		Seller Financing	4.000	249,499	02/01/12	2.59
Timbercroft III - 1st		Capmark - HUD	8.000	392,835	02/01/12	2.59
Castle Club Apartments		NorthMarq - Freddie Mac	7.080	6,374,402	05/01/12	2.84
Gateway Village		Prudential-Fannie Mae	6.885	6,575,455	05/01/12	2.84
The Colonies		Prudential-Fannie Mae	7.110	19,030,584	06/01/12	2.92
Woodholme Manor		Prudential-Fannie Mae	7.165	3,546,404	07/01/12	3.01
Liberty Place	(1)	CW Capital- Fannie Mae	5.710	6,119,333	11/01/12	3.34
Hackensack Gardens - 1st		Wash Mutual-Fannie Mae	5.260	4,521,336	03/01/13	3.67
Hackensack Gardens - 2nd		Wash Mutual-Fannie Mae	5.440	4,382,553	03/01/13	3.67
Barrington Gardens		Wachovia - Freddie Mac	4.960	11,270,314	04/01/13	3.76
Topfield Apartments		M&T Realty-Fannie Mae	5.300	6,072,351	04/01/13	3.76
Canterbury Apartments - 1st		M&T Realty-Fannie Mae	5.020	27,659,811	05/01/13	3.84
Canterbury Apartments - 2nd		M&T Realty-Fannie Mae	6.460	16,936,897	05/01/13	3.84
Multi-Property		Prudential - Fannie Mae	6.475	100,000,000	08/31/13	4.17
Heritage Woods Apts	(1)	MMA Realty - Fannie Mae	5.290	4,898,509	09/01/13	4.18
Saddle Brook Apts. - 1st	(1)	Wells Fargo - Fannie Mae	5.840	27,333,089	11/01/13	4.34
Saddle Brook Apts. - 2nd	(1)	Wells Fargo - Fannie Mae	6.290	3,252,120	11/01/13	4.34
Falkland Chase		Centerline - Fannie Mae	5.480	12,588,801	04/01/14	4.76
The Apts. At Wellington Trace		M&T Realty - Freddie Mac	5.520	24,598,010	04/01/14	4.76
Hawthorne Court		Centerline - Fannie Mae	5.270	35,596,537	07/01/14	5.01
Curren Terrace - 1st		M&T Realty - Freddie Mac	5.360	13,887,354	10/01/14	5.26
Curren Terrace - 2nd		M&T Realty - Freddie Mac	5.090	10,036,953	10/01/14	5.26
Westchester West - 1st	(1)	Deutsche Bank - Freddie Mac	6.150	27,059,300	03/01/15	5.67
Westchester West - 2nd	(1)	Deutsche Bank - Freddie Mac	6.640	7,536,978	03/01/15	5.67
Stratford Greens		North Fork Bank	5.750	31,850,241	07/01/15	6.01
Sayville Commons		M&T Realty - Freddie Mac	5.000	40,949,804	08/01/15	6.09
Cypress Place Apartments		Prudential-Fannie Mae	6.555	10,383,493	11/01/15	6.34
Golf Club Apartments		Prudential-Fannie Mae	6.380	33,503,044	11/01/15	6.34
Northwood Apartments		M&T Realty - Freddie Mac	5.500	10,675,000	12/01/15	6.42
Cinnamon Run - 1st		M&T Realty - Freddie Mac	5.250	51,243,682	01/01/16	6.51
Cinnamon Run - 2nd		M&T Realty - Freddie Mac	5.550	5,305,960	01/01/16	6.51
Peppertree Farm - 1st		M&T Realty - Freddie Mac	5.250	78,874,119	01/01/16	6.51
Peppertree Farm - 2nd		M&T Realty - Freddie Mac	5.550	1,929,436	01/01/16	6.51
The Hamptons/Vinings at Hamptons		Prudential-Fannie Mae	5.565	52,207,855	02/01/16	6.59
Devonshire - 1st		Wachovia - Fannie Mae	5.600	38,188,343	04/01/16	6.76
Devonshire - 2nd		Wachovia - Fannie Mae	6.235	8,486,630	04/01/16	6.76
Mid-Island		Prudential-Fannie Mae	5.480	19,869,144	04/01/16	6.76
Owings Run 1 & 2		Prudential-Fannie Mae	5.590	42,988,061	04/01/16	6.76
Country Village		Centerline - Fannie Mae	5.520	19,164,530	06/01/16	6.93
Fox Hall Apartments		Columbia Nat'l - Freddie Mac	5.610	47,000,000	06/01/17	7.93
Mill Towne Village		Prudential-Fannie Mae	5.990	24,239,000	09/01/17	8.18
Royal Gardens Apts.		M&T Realty - Freddie Mac	5.830	47,000,000	11/01/17	8.35
Village Square 1, 2 & 3		Prudential-Fannie Mae	5.810	39,285,000	12/01/17	8.43
Chatham Hill		M&T Realty - Freddie Mac	5.590	45,000,000	01/01/18	8.51
Seminary Towers Apartments		Prudential-Fannie Mae	5.485	53,515,000	07/01/18	9.01
Bonnie Ridge - 1st		Prudential Life	6.600	12,703,690	12/15/18	9.47
Bonnie Ridge - 2nd		Prudential Life	6.160	18,295,300	12/15/18	9.47
Bonnie Ridge - 3rd		Prudential Life	6.070	25,407,281	12/15/18	9.47
Westwood Village		M&T Realty - Freddie Mac	5.680	47,738,691	01/01/19	9.51
Ridgeview at Wakefield Valley		M&T Realty - Freddie Mac	5.750	18,681,019	01/01/19	9.51
The Sycamores		M&T Realty - Freddie Mac	5.710	21,783,703	01/01/19	9.51
Timbercroft III - 2nd		M & T Realty - HUD	8.375	2,448,122	06/01/19	9.93
Timbercroft Townhomes 1 - 2nd		M & T Realty - HUD	8.375	1,662,089	06/01/19	9.93
The Brooke at Peachtree		Wells Fargo - Fannie Mae	5.470	12,600,000	07/01/19	10.01
Dunfield Townhomes		Centerline - HUD	5.250	12,509,623	09/01/28	19.19
Highland House	(1)	Arbor Comml - Fannie Mae	6.320	6,173,590	01/01/29	19.52
Westwoods	(1)	Capstone Realty - HUD	5.940	3,625,218	06/01/34	24.94
Briggs-Wedgewood	(2)	Berkshire Mtg - HUD	6.000	16,136,516	11/01/34	25.36

WTD AVG - FIXED SECURED			5.779	2,011,923,517		5.04

VARIABLE RATE SECURED
Falkland Chase BMA Index + 1.10		MontCtyHOC-Fannie Mae	1.238	24,695,000	10/01/30	21.27
Adjusts Weekly
Virginia Village - Freddie 30d Ref + 1.99		Wachovia - Freddie Mac	2.120	31,079,594	07/01/15	6.01
Adjusts Monthly

WTD AVG - VARIABLE SECURED			1.729	55,774,594		12.77

WTD AVG - TOTAL SECURED DEBT			5.670	2,067,698,111		5.25

FIXED RATE UNSECURED
Exchangeable Senior Notes			4.125	135,138,293	11/01/26	17.35

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit		M and T Bank et. al.	1.059	104,000,000	09/01/09	0.17
Adjusts Daily 30 LIBOR + 75

TOTAL COMBINED DEBT			5.371	$2,306,836,404		5.73

% OF PORTFOLIO - FIXED				93.1%

WTG AVG - TOTAL SECURED DEBT			5.670			5.25
WTD AVG - TOTAL PORTFOLIO			5.371			5.73

(1)	General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.
(2)	Affordable general partner interest property consolidated pursuant to FIN 46R.

UNENCUMBERED PROPERTIES				FIXED RATE - MATURING DEBT SCHEDULE
Beechwood Gardens	160	Southern Meadows	452		MATURING	WTD AVG	% OF
Cambridge Village	82	Stone Ends Apts	280	YEAR	DEBT	RATE	TOTAL
Courtyards Village	224	The Colony	783	2009	$12,609,830	5.06	0.63%
East Hill Gardens	33	The Coves at Chesapeake	469	2010	331,490,318	5.69	16.48%
Gardencrest	696	The Landings	384	2011	300,081,784	6.13	14.92%
Glen Brook	177	The Townhomes of Beverly	204	2012	128,687,489	5.94	6.40%
Heritage Square	80	The Village at Marshfield	276	2013	206,326,980	6.00	10.26%
Holiday Square	144	Trexler Park West	216	2014	96,707,655	5.36	4.81%
Jacob Ford Village	270	Wayne Village Apartments	275	2015	161,957,859	5.83	8.05%
Liberty Commons	120	Woodleaf Apartments	228	2016	318,257,760	5.45	15.82%
Morningside Heights	1050	Yorkshire Village	40	2017	157,524,000	5.78	7.83%
Racquet Club South	103			2018	154,921,270	5.78	7.70%
				2019 - 2042	143,358,572	5.79	7.13%
Total Unencumbered Properties:	23
   Total Units:     6,746
TOTAL
      $  2,011,923,517        5.78
100.00
 %

Recurring Capital Expenditure Summary

Effective January 1, 2009, the Company updated its estimate of the amount of recurring, non-revenue enhancing capital expenditures incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the annual amount is $800 per apartment unit compared to $780 per apartment unit in the prior year.  This new amount better reflects current actual costs since the last update.

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction and improvement of properties.  Capital improvements are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, new roofs, site improvements and various exterior building improvements.   Non-recurring, revenue generating upgrades include, among other items:  community centers, new windows, and kitchen/bath apartment upgrades.  Revenue generating capital improvements will directly result in increased rental earnings or expense savings.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

				Maintenance
			Capitalized	Expense	Total
	Capitalized		Expenditure	Cost Per	Cost Per
	Cost Per	Useful	Per Unit	Unit	Unit
Category	Unit	Life(1)	Per Year(2)	Per Year(3)	Per Year
Appliances	$1,436	9	$160	$13	$173
Blinds/shades	135	3	45	7	52
Carpets/cleaning	770	4	193	180	373
Computers, equipment, misc.(4)	120	6	20	18	38
Contract repairs	-	-	-	147	147
Exterior painting (5)	84	3	28	-	28
Flooring	250	9	28	-	28
Furnace/air (HVAC)	824	24	34	105	139
Hot water heater	260	7	37	-	37
Interior painting	-		-	205	205
Kitchen/bath cabinets upgrades	1,200	15	80	-	80
Landscaping site	-	-	-	131	131
New roof roof	800	24	33	-	33
Parking lot site	540	15	36	-	36
Pool/exercise facility	119	15	8	54	62
Windows major	1,505	20	75	-	75
Miscellaneous (6)	385	17	23	-	23
Total	$8,428		$800	$860	$1,660

(1)	Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)	This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.

(3)
These expenses are included in the Operating and Maintenance line item of the Consolidated Statement of Operations.  Maintenance labor costs are not included in the $860 per unit estimate.  All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same-store expense detail schedule.

(4)	Includes computers, office equipment/furniture, and maintenance vehicles.

(5)
The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors.  In addition, the other exposed surfaces are most often covered in aluminum or vinyl.

(6)	Includes items such as: balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return.  This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary

The Company estimates that on an annual basis $800 and $780 per unit is spent on recurring capital expenditures in 2009 and 2008, respectively.  During the three months ended June 30, 2009 and 2008, approximately $200 and $195 per unit, respectively, was estimated to be spent on recurring capital expenditures.  For the six months ended June 30, 2009 and 2008, approximately $400 and $390 per unit, respectively, was estimated to be spent on recurring capital expenditures.  The table below summarizes the actual total capital improvements incurred by major categories and an estimate of the breakdown of total capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements for the three and six months ended June 30, 2009 as follows:

For the three months ended June 30, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(a)	Cap Ex	Per Unit(a)	Improvements	Per Unit(a)
New buildings	$-	$-	$75	$2	$75	$2
Major building improvements	1,139	31	2,466	68	3,605	99
Roof replacements	298	8	756	21	1,054	29
Site improvements	406	11	895	25	1,301	36
Apartment upgrades	1,574	44	3,708	103	5,282	147
Appliances	995	28	-	-	995	28
Carpeting/flooring	1,999	55	506	14	2,505	69
HVAC/mechanicals	642	18	1,392	38	2,034	56
Miscellaneous	181	5	399	11	580	16
Totals	$7,234	$200	$10,197	$282	$17,431	$482

(a)	Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the three months ended June 30, 2009.

For the six months ended June 30, 2009
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(b)	Cap Ex	Per Unit(b)	Improvements	Per Unit(b)
New buildings	$-	$-	$595	$16	$595	$16
Major building improvements	2,278	63	4,042	112	6,320	175
Roof replacements	596	16	841	24	1,437	40
Site improvements	796	22	894	25	1,690	47
Apartment upgrades	2,988	83	8,797	243	11,785	326
Appliances	2,167	60	34	1	2,201	61
Carpeting/Flooring	3,997	110	1,108	31	5,105	141
HVAC/mechanicals	1,284	36	2,682	73	3,966	109
Miscellaneous	362	10	908	25	1,270	35
Totals	$14,468	$400	$19,901	$550	$34,369	$950

(b)	Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the six months ended June 30, 2009.

Capital Expenditure Summary

The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

For the three months ended June 30, 2009
($ in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(c)	Cap Ex	Per Unit(c)	Improvements	Per Unit(c)
Core Communities	$7,071	$200	$9,535	$270	$16,606	$470
2008 Acquisition Communities	163	200	662	814	825	1,014
Sub-total	7,234	200	10,197	282	17,431	482
2009 Disposed Communities	-	-	-	-	-	-
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	452	-
	$7,234	$200	$10,197	$282	$17,883	$482

(c)	Calculated using the weighted average number of units owned, including 35,360 core units, and 2008 acquisition units of 813 for the three months ended June 30, 2009.

For the six months ended June 30, 2009
(in thousands, except per unit data)

			Non-		Total
	Recurring		Recurring		Capital
	Cap Ex	Per Unit(d)	Cap Ex	Per Unit(d)	Improvements	Per Unit(d)
Core Communities	$14,143	$400	$18,959	$536	$33,102	$936
2008 Acquisition Communities	325	400	942	1,158	1,267	1,558
Sub-total	14,468	400	19,901	550	34,369	950
2009 Disposed Communities	49	400	126	1,025	175	1,425
2008 Disposed Communities	-	-	-	-	-	-
Corporate office expenditures (1)	-	-	-	-	762	-
	$14,517	$400	$20,027	$552	$35,306	$952

(1)
No distinction is made between recurring and non-recurring expenditures for corporate office.  Corporate office expenditures includes principally computer hardware, software and office furniture, fixtures and leasehold improvements.

(d)	Calculated using the weighted average number of units owned, including 35,360 core units, 2008 acquisition units of 813 and 2009 disposed units of 123 for the six months ended June 30, 2009.

Adjusted Net Operating Income - Core Properties
($ in thousands)

	Quarter	Quarter
	6/30/2009	6/30/2008	Change

Net Operating Income	$72,625	$73,674	-1.4%

Less: Non Recurring Cap Ex @ 6%	(572)	-	-

Adjusted Net Operating Income	$72,053	$73,674	-2.2%

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements.  After charging ourselves a 6% cost of debt capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Development Communities as of June 30, 2009

($ in thousands)

		# of		Estimated					%
	Property	Units at	Estimated	Costs	Costs	Construction	Initial	Construction	Physical
	Type	Completion	Costs	Per Unit	Incurred	Start	Occupancy	Completion	Occupancy

Under construction:
1200 East West Highway	High Rise	247	$79,000	$319.8	$55,221	2Q 07	1Q 10	1Q 10	n/a
Silver Spring, MD

The Courts at Huntington Station	Podium	421	130,500	310.0	60,354	1Q 08	1Q 10	2Q 11	n/a
Alexandria, VA

Total		668	$209,500	$313.6

Pre-construction:
Falkland North	High Rise	tbd	tbd	tbd	1,782	tbd	tbd	tbd	n/a
Silver Spring, MD

Ripley Street *	High Rise	300	tbd	tbd	17,601	tbd	tbd	tbd	n/a
Silver Spring, MD

Total					$134,958

*	Preliminary estimates. A site plan for construction of up to 314 apartment units has been filed. More detail will be provided in subsequent quarters.

Home Properties Cash Flow Projection *

	12/31/08	2009	2010	2011

Beginning cash on hand (line of credit balance)		$(71,000)	$(52,000)	$10,000

FFO (2009 at midpoint, 2010 no increase, 2011 +5%)		143,000	143,000	150,000
Non-cash expense add-back to arrive at FFO cash flow		11,000	11,000	11,000
Normal capital replacements		(29,000)	(29,000)	(29,000)
Dividends (kept constant at current $2.68 run rate)		(121,000)	(121,000)	(121,000)

Cash flow after normal cap ex and dividends		4,000	4,000	11,000

Stock buy back		-	-	-
Stock issuance		-	-	-

Upgrading & repositioning cap ex		(50,000)	(50,000)	(65,000)

Acquisitions		-	(100,000)	(100,000)
Secured financing assumed or placed new		-	70,000	70,000
Net cash flow used for acquisitions		-	(30,000)	(30,000)

Disposition gross proceeds - named		110,000	-	-
Disposition debt		(42,000)	-	-
Disposition gross proceeds - unnamed		-	50,000	50,000
Disposition debt - unnamed		-	(25,000)	(25,000)
Net cash flow provided from dispositions		68,000	25,000	25,000

Development needs for projects in pipeline		(63,000)	(41,000)	(6,000)

Debt Activity
Required mortgage principle amortization		(25,000)	(25,000)	(25,000)

Maturing secured debt - per Feb 2009 published average debt schedule		(19,000)	(333,000)	(301,000)

Refinance certain 2010 and 2011 maturities in 2009		(225,000)	206,000	19,000
Net 2009 maturities as adjusted		(244,000)

Refinance certain 2011 maturities in 2010			(184,000)	184,000
Net 2010 maturities as adjusted			(311,000)

Net 2011 maturities as adjusted				(98,000)

Maturing convertible senior notes		-	-	(140,000)
Net cash flow used for debt reductions		(269,000)	(336,000)	(263,000)

Gross proceeds from refinancing net 2009 maturities as adjusted		252,000
Gross proceeds from refinancing net 2010 maturities as adjusted			490,000
Gross proceeds from refinancing net 2011 maturities as adjusted				121,000
Secured debt on properties from unencumbered pool		77,000	-	125,000
Net cash flow provided from debt increases		329,000	490,000	246,000

Net cash flow		19,000	62,000	(82,000)

Ending cash on hand (line of credit balance)	$(71,000)	$(52,000)	$10,000	$(72,000)

Debt statistics and ratios at period end
Debt to total market cap (based on bank covenants, not
equity trading value)	57.5%	58.4%	60.3%	61.7%

Unencumbered pool as % of total property	19.6%	19.7%	20.7%	17.1%

*	Assumptions and projections detailed in this presentation are for discussion purposes only. Data does not constitute guidance. Certain assumptions have been made to "stress" the balance sheet.

2009 Earnings Guidance

	First	Second	Third	Fourth
Restatement of 2008	Quarter	Quarter	Quarter	Quarter	Year

Restatement of 2008 FFO for APB 14-1

FFO per share - 2008 actual reported per NAREIT definition	$0.7920	$0.8993	$0.8555	$1.0177	$3.5652

Increased interest expense	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt	$0.0000	$0.0000	$0.0000	$(0.0570)	$(0.0567)

FFO per share - 2008 actual per NAREIT definition as restated	$0.7783	$0.8851	$0.8412	$0.9489	$3.4544

Restatement of 2008 "Operating FFO" for APB 14-1

Operating FFO per share - 2008 actual reported	$0.7920	$0.8993	$0.8555	$1.1060	$3.6530

Increased interest expense from APB 14-1	$(0.0137)	$(0.0142)	$(0.0143)	$(0.0118)	$(0.0541)

Reduced gain on early extinguishment of debt - APB 14-1	$0.0000	$0.0000	$0.0000	$(0.0570)	$(0.0567)

Operating FFO per share - 2008 actual as restated	$0.7783	$0.8851	$0.8412	$1.0372	$3.5422

"Operating FFO" is defined as FFO as computed under the strict interpretation of the NAREIT definition and adding back impairment and other non-recurring charges.  In the fourth quarter of 2008, the Company recorded a non-cash charge of $4 million for impairment on an affordable property in Columbus, Ohio where Home Properties is the general partner owning a 0.01% interest.  This $4 million non-cash charge reduced FFO by $0.088 per share in 2008.  The Company expects 2009 FFO and Operating FFO to be the same.

Both FFO and Operating FFO have been restated to reflect the mandatory adoption of FASB Staff Position APB 14-1, which requires companies to expense on a current and retroactive basis certain implied costs of the option value inherent in convertible debt beginning January 1, 2009.  Adoption of APB 14-1 will result in the recognition of non-cash charges which will have no material impact on the company's debt coverage ratios or debt covenants.

Specifically, additional interest expense of approximately 5.5 cents will be recorded in the 2008 restatement.  In addition, the $13.9 million gain on early extinguishment of debt recorded in the fourth quarter of 2008 will be restated to an $11.3 million gain.  The economics of the gain transaction have not changed, only the accounting treatment.

For 2009, there is an additional $1.9 million of interest expense to be recorded from APB 14-1, or approximately 4 cents per share for the year, or one cent per quarter, reflected in the 2009 numbers below.

	Actual	Actual
	First	Second	Third	Fourth
2009 Earnings Guidance	Quarter	Quarter	Quarter	Quarter	Year

2009 compared to 2008 based on NAREIT definition
FFO per share - 2009 guidance per NAREIT definition	$0.794	$0.838	$.74 - $.80	$.73 - $.79	$3.10 - $3.22

Actual result / Midpoint of guidance	$0.794	$0.838	$0.77	$0.76	$3.16

FFO per share - 2008 actual per NAREIT definition as restated	$0.778	$0.885	$0.841	$0.949	$3.454

Positive (negative) growth projected	2.0%	-5.3%	-8.5%	-19.9%	-8.5%

2009 compared to 2008 based on "Operating FFO"
FFO per share - 2009 Operating FFO	$0.794	$0.838	$.74 - $.80	$.73 - $.79	$3.10 - $3.22

Actual result / Midpoint of guidance	$0.794	$0.838	$0.77	$0.76	$3.16

Operating FFO per share - 2008 actual as restated	$0.778	$0.885	$0.841	$1.037	$3.542

Positive (negative) growth projected	2.0%	-5.3%	-8.5%	-26.7%	-10.7%

2009 Earnings Guidance	Actual	Actual
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year
Assumptions for mid-point of guidance:
Same store revenue growth	1.6%	-0.2%	-0.5%	-1.6%	-0.2%

Same store expense growth	2.6%	1.7%	1.2%	-2.7%	0.7%

Same store NOI growth	0.8%	-1.4%	-1.8%	-0.7%	-0.8%

Same store 2009 physical occupancy	94.4%	95.1%	94.7%	94.4%	94.6%

Same store 2008 physical occupancy	94.9%	95.0%	95.0%	94.9%	94.9%

Change in occupancy	-0.5%	0.1%	-0.3%	-0.5%	-0.3%